Exhibit 99(a)

 TrustCo Bank Corp NY2026 Annual Meeting of Shareholders  Robert J. McCormick  Chairman, President, and CEO

 State of the Bank  Highly Profitable and Effectively Managed  Debt Free  Deploying Capital  Efficient  Liquid  Valuable  Engaged  Your Home Town Bank is:

 Highly Profitable and Effectively Managed  TrustCo’s Increasing NIM since Q1 2024 has been driven by effective loan repricing at higher yields and disciplined management of deposit costs  2025 Net Income:  $61 Million

 Deploying Capital  TrustCo Share Repurchases:   Current repurchase program began in 2019  One-million shares, or 5.3% of the outstanding shares in 2025  Two-million shares, or 11.1% of the outstanding shares, approved for 2026  Total shares repurchased since 2019 = 1,994,667  Dividends:  TrustCo increased its dividend to shareholders by 5.6%, to $1.52 per share annually, during 2025  Dividends per share have increased 15.8% since 2016

 Efficient   Holding expense nearly flat while the loan portfolio reprices upward yields increasing net interest income

 Investment Portfolio Mix  Liquidity Strategy: TrustCo maintains a high level of federal funds and short-term investments, which generated $6.6 million in interest income in Q4 2025 alone, reflecting a strategy of keeping capital ready for its primary focus: residential lending  Residential Mortgage-Backed Securities (MBS) & CMOs: Represents the largest segment of the portfolio, generating approximately $1.5 million in quarterly interest income  U.S. Government-Sponsored Enterprises (Agency Bonds): A core component providing safety and liquidity, yielding about $350,000 in interest income  Corporate Bonds: A smaller, diversifying segment of the portfolio contributing $536,000 in quarterly interest  Asset Quality: The investment portfolio is strictly investment grade  *Balances and income as of December 31, 2025  Liquid  69% CASH

 TRST’s share price grew 51.58% outpacing the KBW Nasdaq Regional Bank Index by over 25%, and the S&P 600 Banks Index by 20% from April 2025 to April 2026.  Valuable  TRST Stock Performance versus Bank Indices  April 2025  May  June  July  August  September  October  November  December  January  February  March  April 2026  Source – S&P

 We are engaged and listening!  25  Top holders invited  35  Percent of   Shares Reached  100  Percent of Owners Expressing Interest Engaged  90+  Average   Percent of   Owners Voting   to Support   Board and   Management  2026 Annual Meeting Results:   A Literal Vote of Confidence!

 Bob Leonard to Retire after 40 Years  Corporate Secretary:  2003-2006 and  2009-2016

 Questions?  Thank you for attending!

Peer Group

Institution	Ticker	City	State
Arrow Financial Corp.	AROW	Glens Falls	NY
BCB Bancorp Inc.	BCBP	Bayonne	NJ
Capital City Bank Group Inc.	CCBG	Tallahassee	FL
CNB Financial	CCNE	Clearfield	PA
Columbia Financial	CLBK	Fair Lawn	NJ
ConnectOne Bancorp Inc.	CNOB	Englewood Cliffs	NJ
Financial Institutions Inc.	FISI	Warsaw	NY
FineMark Holdings, Inc.	FNBT	Fort Myers	FL
First Commonwealth Financial	FCF	Indiana	PA
Flushing Financial Corp.	FFIC	Uniondale	NY
HarborOne Bancorp Inc	HONE	Brockton	MA
Kearny Financial Corp.	KRNY	Fairfield	NJ
Mid Penn Bancrop	MPB	Millersburg	PA
NBT Bancorp Inc.	NBTB	Norwich	NY
Northfield Bancorp	NFBK	Woodbridge	NJ
S&T Bancorp	STBA	Indiana	PA
The First Long Island Corp.	FLIC	Glen Head	NY
Tompkins Financial Corporation	TMP	Ithaca	NY
Univest Financial Corp.	UVSP	Souderton	PA

Appendix A  Forward-Looking Statements  All statements in this presentation that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future development, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, including our expectations regarding future profitability, future management, future share repurchases, and future investment strategy. Forward-looking statements are based on management’s current expectations, as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: future changes in interest rates; external economic factors, such as changes in monetary policy, ongoing inflationary pressures and continued elevated prices; exposure to credit risk in our lending activities; the risk of weakness in residential real estate markets; our increasing commercial loan portfolio; the sufficiency of our allowance for credit losses on loans to cover actual loan losses; our ability to meet the cash flow requirements of our depositors or borrowers or meet our operating cash needs to fund corporate expansion and other activities; claims and litigation pertaining to fiduciary responsibility and lender liability; the enforcement of federal cannabis laws and regulations and its impact on our ability to provide services in the cannabis industry; our dependency upon the services of the management team; our disclosure controls and procedures’ ability to prevent or detect errors or acts of fraud; the adequacy of our business continuity and disaster recovery plans; the effectiveness of our risk management framework; the impact of any expansion by us into new lines of business or new products and services; the rising popularity of alternative financial products, including fintech platforms, cryptocurrencies, money market funds, and digital wallets; an increase in the prevalence of fraud and other financial crimes; the impact of severe weather events and climate change on us and the communities we serve, including societal responses to climate change; environmental, social and governance risks and their impact on our reputation and relationships; the chance of a prolonged economic downturn, especially one affecting our geographic market area; instability in global economic conditions and geopolitical matters, including as a result of the conflict between the United States (U.S.) and Iran, as well as volatility in financial markets; the chance of a downgrade in the credit rating of the U.S. government or a default by the U.S. government; the soundness of other financial institutions; U.S. government shutdowns; fluctuations in the trust wealth management fees we receive as a result of investment performance; the impact of regulatory capital rules on our growth; changes in laws and regulations, including changes in cybersecurity or privacy regulations; our compliance with laws designed to protect consumers, including the CRA and fair lending laws; restrictions on data collection and use; our compliance with the USA PATRIOT Act, Bank Secrecy Act, and other laws and regulations that could result in material fines or sanctions; changes in tax laws; limitations on our ability to pay dividends; TrustCo Realty Corp.’s ability to qualify as a real estate investment trust; changes in accounting standards; competition within our market areas; consumers and businesses’ use of non-banks to complete financial transactions; our reliance on third-party service providers; the impact of data breaches and cyber-attacks; the development and use of artificial intelligence; the impact of a failure in or breach of our operational or security systems or infrastructure, or those of third parties; the impact of an unauthorized disclosure of sensitive or confidential client or customer information; the impact of interruptions in the effective operation of our computer systems; the impact of anti-takeover provisions in our organizational documents; the impact of the manner in which we allocate capital; the impact of the actions of activist shareholders; and other risks and uncertainties set forth in our public filings made with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and future reports to be filed with the SEC. The forward-looking statements contained in this presentation represent TrustCo management’s judgment as of the date of this presentation. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.